                                                                    EXHIBIT 10.2


                            RESERVED SHARES AGREEMENT


         THIS RESERVED SHARES AGREEMENT (the "Agreement"), made and entered into as of the 29th day of April, 2003, by and among CROWN CRAFTS, INC., a Georgia corporation (the "Company"), and BANK OF AMERICA, N.A., THE PRUDENTIAL INSURANCE COMPANY OF AMERICA and WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO WACHOVIA BANK, N.A.) (collectively, the "Purchasers");

                                   WITNESSETH:

         WHEREAS, the Company and the Purchasers (or a predecessor in interest) have executed and delivered that certain Subordinated Note and Warrant Purchase Agreement dated as of July 23, 2001, as amended by First Amendment of Subordinated Note and Warrant Purchase Agreement dated as of September 28, 2001 and Second Amendment of Subordinated Note and Warrant Purchase Agreement dated as of February 10, 2003 (as so amended, the "Purchase Agreement");

         WHEREAS, upon the execution and delivery of the Purchase Agreement by the parties thereto, the Company issued to the Purchasers certain Series B Common Stock Purchase Warrants and Series C Common Stock Purchase Warrants, each dated July 23, 2001 and amended and restated as of the date hereof, as described in Section 3(e) hereof (collectively, the "Warrants"), providing for the purchase of shares of the Company's Series B Common Stock, par value $1.00 per share (the "Series B Common Stock"), and shares of the Company's Series C Common Stock, par value $1.00 per share (the "Series C Common Stock"), respectively;

         WHEREAS, the shares of Series B Common Stock and Series C Common Stock issuable upon the exercise of the Warrants are convertible, as set forth in the Second Amended and Restated Articles of Incorporation of the Company, into shares of the Company's Series A Common Stock, par value $1.00 per share (the "Series A Common Stock");

         WHEREAS, in accordance with the provisions of Section 3 of the Warrants, the Company has reserved out of its authorized but unissued capital stock 10,246,329 shares of Series B Common Stock and 5,375,923 shares of Series C Common Stock for issuance upon exercise of the Warrants by the Purchasers ("Warrant Shares") and 22,345,536 shares of Series A Common Stock for issuance upon conversion of such shares of Series B Common Stock and Series C Common Stock (the "Reserved Series A Shares");

         WHEREAS, the Board of Directors of the Company has amended that certain Rights Agreement dated as of August 11, 1995 between the Company and SunTrust Bank (successor by merger to Trust Company Bank), by a certain Rights Agreement Amendment No. 1 ("Amendment No. 1"; the Rights Agreement as so amended being referred to hereinafter as the "Rights Agreement"), a copy of which amendment is attached hereto as Exhibit 1, to discourage any person from acquiring shares of Series A Common Stock in a transaction that may be expected to result in the loss to the Company of any of its net operating loss carryforwards

("NOLs") and the use of such NOLs to offset the taxable income of the Company in current or future years; and

         WHEREAS, the Company has requested that the Purchasers enter into this Agreement, and the Purchasers are willing to do so, to permit the Company to issue up to 7,420,590 of the Reserved Series A Shares (the "Contingent Shares") pursuant to the Rights Agreement, and in accordance with the terms thereof, in the event that the Company's use of the NOLs would be jeopardized by an acquisition of the Company's Series A Common Stock;

         NOW, THEREFORE, in consideration of the benefits to be provided to the Purchasers and the Company and its shareholders generally from the execution of this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. ISSUANCE OF CONTINGENT SHARES.

                  The Purchasers hereby acknowledge and agree as follows:

                  (a) (i) The Company shall be permitted to issue Contingent Shares as hereinafter provided in this Section 1, (ii) this Agreement shall constitute the express consent of the Purchasers to all such issuances of Contingent Shares and (iii) none of such issuances of Contingent Shares shall constitute or be deemed to be an Event of Default (as defined in the Purchase Agreement).

                  (b) The Company may issue up to an aggregate of 7,420,590 Contingent Shares to the shareholders of the Company pursuant to Section 24 of the Rights Agreement for so long as the term "Acquiring Person" is defined under the Rights Agreement with reference to the same percentage thresholds and otherwise to have substantially the same meaning as is given such term thereunder by Amendment No. 1, except as such percentage thresholds may be changed by applicable Internal Revenue Service regulation or ruling and except as such definition may be modified pursuant to Section 3(a) hereof.

                  (c) In the event that any of the Purchasers elects, in accordance with the provisions of Article 5(d) of the Company's Second Amended and Restated Articles of Incorporation, as amended, to convert Warrant Shares into shares of Series A Common Stock and, at that time, as a result of one or more issuances of shares of Series A Common Stock in accordance with the terms of this Agreement, the Company lacks sufficient authorized and reserved shares of Series A Common Stock for issuance into which to convert all Warrant Shares were all the Warrants exercised in full, then the Purchaser desiring to make such conversion agrees to convert such Warrant Shares into no greater number of shares of available Series A Common Stock than such Purchaser's pro rata portion thereof. For purposes of this subsection (c), a Purchaser's pro rata portion of available shares of Series A Common Stock shall be the proportion that the number of shares of Series A Common Stock held by such Purchaser, either actually or potentially by exercise of the Warrant and conversion of the Warrant Shares, bears to the total number of shares of Series A Common Stock held by all the Purchasers (calculated on the same pro rata basis).

         SECTION 2. CONTINGENT NOTE. Simultaneously with the execution and delivery of this Agreement, the Company shall issue and deliver to each of the Purchasers a Subordinated Contingent Promissory Note (each a "Contingent Note") substantially in the form attached hereto as Exhibit 2, providing for the payment of certain amounts to the Purchasers by the Company upon the occurrence of certain events in connection with the election by the Purchasers to convert into shares of Series A Common Stock the shares of Series B Common Stock and Series C Common Stock issued to the Purchasers upon exercise of the Warrants.

         SECTION 3. COVENANTS OF THE COMPANY.

         The Company covenants to and agrees with the Purchaser as follows:

                  (a) As soon as practicable following the date of this Agreement, the Company shall cause the Rights Agreement to be further amended so as to provide that none of the holders of any shares of Series B Common Stock or Series C Common Stock resulting from the exercise of the Warrants, either individually or collectively, is an "Acquiring Person" as defined in the Rights Agreement.

                  (b) The Company will:

                           (i) in connection with the next annual meeting of the
shareholders of the Company to be held after the date of this Agreement, but in any event no later than October 31, 2003, furnish a copy of a proxy statement/prospectus to each of the Company's shareholders for consideration at such meeting, and file such other documents as the Securities and Exchange Commission shall require, with respect to a reincorporation by merger of the Company with and into a newly formed Delaware subsidiary such that the surviving corporation becomes a Delaware corporation and the certificate of incorporation of the surviving corporation provides, among other things, for (x) authorized capital of the Company (or the successor of the Company or any other surviving corporation in any reincorporation merger) in an amount sufficient to permit the exercise of all of the Warrants, to permit the conversion of all shares of capital stock issuable upon such exercises, to enable the Company to reserve sufficient shares for the antidilution adjustments under the designations of such stock, and to enable the Company to adjust, in accordance with the terms of
Section 3.1(c) of the Company's Restricted Stock Plan (the "Stock Plan"), Awards (as defined in the Stock Plan) granted pursuant to the Stock Plan, and (y) restrictions on the transfer of all outstanding capital stock by each holder thereof in order to prevent transfers that jeopardize the Company's NOLs in substantially the same manner as now provided in the Rights Agreement; provided that the submission of such resolutions to the shareholders of the Company or the effectiveness of any resolutions so adopted (A) may be conditioned upon there being no greater number of dissenting shares than that number that the Board of Directors determines in its judgment would be prudent for the Company to redeem for cash and (B) shall be conditioned on the number of dissenting shares in no way limiting the Company's use of the NOLs following such reincorporation; provided, further, that the certificate of incorporation for the surviving corporation may provide for a reduced number of authorized shares of Series B Common Stock and Series C Common Stock, and a corresponding increase in the conversion rate for the conversion of such Series B Common Stock and Series C Common

Stock to Series A Common Stock, as long as either (q) such reduction, and corresponding increase, would not cause the Purchasers to lose any more than a de minimis number of shares upon exercise of the Warrants for Warrant Shares and conversion of shares of Series B Common Stock or Series C Common Stock to shares of Series A Common Stock by virtue of prohibitions on the issuance of fractional shares contained in the surviving company's certificate of incorporation or bylaws or contained in the Warrants, or (r) the surviving company's certificate of incorporation and bylaws provide, and the Warrants are amended to provide, that issuance of fractional shares is permitted; and

                           (ii) use its reasonable efforts to obtain the
necessary approval of the reincorporation by merger by the Company's shareholders;

                  (c) The Company shall inform the Purchasers regularly of the status of all reincorporation proceedings, as described in Section 3(b) above;

                  (d) If and when the Company is reincorporated as provided in
Section 3(b), including, without limitation, reincorporation with the transfer restrictions described therein, the Company shall cause the Rights Agreement to be terminated, either immediately following such reincorporation or concurrently therewith, unless the terms of the series of stock into which the Series B Common Stock and Series C Common Stock are converted in the reincorporation merger contain antidilution adjustments with respect to the surviving company's voting stock substantially similar to those contained in Section 2H of Exhibit 3 hereto; and

                  (e) Promptly following the execution of this Agreement by the parties, the Company shall issue each of the Purchasers (upon surrender of such Purchaser's Warrant) an amended and restated warrant in substitution for the Warrants substantially in the form attached as Exhibit 3 in order to provide for a representation by the Company regarding the Rights Agreement, to provide for an adjustment in the exercise price thereof upon the issuance of the "Right Certificates," as defined therein, or upon the institution of an exchange by the Board of Directors pursuant to the Rights Agreement, to cross-reference the terms of this Agreement, and otherwise containing terms substantially identical to the original warrants.

         SECTION 4. TERMINATION.

                  (a) This Agreement shall terminate upon the occurrence of the first to occur of any of the following events:

                           (i) the consent in writing of all the parties hereto;

                           (ii) the consummation of a reincorporation of the
                  Company in accordance with the provisions of Section 3(b) hereof or any other increase in the authorized capital of the Company sufficient to permit the exercise of all of the Warrants, the conversion of all shares of capital stock issuable upon such exercise, the reservation by the Company of shares sufficient for such purpose, and the adjustment of Awards granted pursuant to the Stock Plan;

                           (iii) any termination of the Rights Agreement,
                  provided no Contingent Shares and no Rights Certificates (as defined in the Rights Agreement) shall have been issued or shall become due for issuance by the tenth business day following such date, in either case pursuant to the terms of the Rights Agreement; and

                           (iv) the tenth (10th) anniversary of the date of this
                  Agreement.

                  (b) Upon the termination of this Agreement pursuant to Section 4(a) above, the respective unfulfilled covenants and agreements of the parties hereto shall terminate, provided that, unless such termination is pursuant to
Section 4(a)(ii) or (iii), each then outstanding Contingent Note shall continue in full force and effect in accordance with its terms in the event that the Company shall have issued any Contingent Shares in accordance with Section 1 hereof prior to such termination.

         SECTION 5. REPRESENTATIONS AND WARRANTIES.

                  (a) The Company hereby represents and warrants to the Purchasers as follows:

                           (i) The Company's Board of Directors has adopted and
                  will, in accordance with Section 3(b)(i) hereof, submit to the shareholders for their approval, one or more resolutions recommending that the Company as soon as possible effect the reincorporation described in such Section 3(b)(i).

                           (ii) The Company is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of Georgia.

                           (iii) The Company has full legal right, power and
                  authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company have been duly authorized by the Board of Directors of the Company.

                           (iv) This Agreement constitutes a valid and binding
                  agreement of the Company, enforceable against the Company in accordance with its terms except that (A) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (v) Contemporaneously with the execution and delivery
                  of this Agreement, the Company has reduced to an aggregate of 1,000,000 the number of shares of Series A Common Stock with respect to which options may be granted by the Company pursuant to the Company's Amended 1995 Stock Option Plan.

                  (b) Each of the Purchasers hereby represents and warrants to the Company as follows with respect to such Purchaser:

                           (i) Such Purchaser has full legal right, power and
                  authority to enter into and perform this Agreement, and the execution and delivery of this Agreement by such Purchaser and the consummation of the transactions contemplated hereby by such Purchaser have been duly authorized by all necessary, partnership, corporate or limited liability company, as the case may be, action.

                           (ii) This Agreement constitutes a valid and binding
                  agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms except that (A) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 6. ENTIRE AGREEMENT; AMENDMENT. The parties agree that this Agreement (and all exhibits hereto), together with the Purchase Agreement, as amended, the Warrants, and any other agreement executed by the parties in connection therewith, contains the entire agreement between the parties with respect to the subject matter hereof and that the terms of this Agreement are contractual and not mere recitals. No representations, promises or inducements not included or referred to herein have been relied upon by any party in executing this Agreement nor shall be binding upon the parties, and any representations, promises, inducements and negotiations not included or referred to herein are expressly superseded and are of no force or effect. This Agreement may not be changed, modified, amended or altered except by written agreement signed by all parties hereto.

         SECTION 7. SEVERABILITY. Should any part, term or provision of this Agreement be declared or determined by any court to be illegal, invalid or otherwise unenforceable, the legality, validity and enforceability of the remaining parts, terms or provisions hereof shall be deemed not to be affected, and this Agreement shall be interpreted and enforced as if such illegal, invalid or unenforceable part, term or provision, to the extent possible, is not contained herein.

         SECTION 8. ASSIGNEES OF PURCHASERS. The rights granted to the Purchasers hereunder shall inure to the benefit of, and shall be exercisable by, Purchasers and all subsequent holders of the Warrants or the shares of Series B Preferred Stock or Series C Preferred Stock into which they are exercisable, pro tanto.

         SECTION 9. BINDING NATURE. This Agreement shall otherwise be binding upon, and shall inure to the benefit of, each party hereto and any and all of its subsidiaries and other affiliates, past and present officers, agents, employees, partners, directors, shareholders, attorneys, heirs, executors, administrators, successors and assigns.

         SECTION 10. FURTHER ASSURANCES. The parties hereto shall execute and deliver, and file and record, as the case may be, such further or additional documents, agreements or instruments as any other party hereto shall reasonably require to consummate the transactions contemplated herein, including, without limitation, such amendment or amendments to the Purchase Agreement, the Credit Agreement (as defined in the Purchase Agreement), and any other documents entered into in connection with either of the foregoing as shall be necessary to effect the reincorporation of the Company as contemplated by Section 3(b)(i) hereof.

         SECTION 11. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Georgia without giving effect to principles of conflicts of laws.

         SECTION 12. CAPTIONS. The titles and captions contained in this Agreement are inserted herein only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. Unless otherwise specified to the contrary, all references to Sections are references to Sections of this Agreement.

         SECTION 13. COUNTERPARTS; FACSIMILE TRANSMISSION. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts. Delivery of executed counterparts may be made by facsimile transmission.

                           [SIGNATURES ON NEXT PAGE.]

                    [SIGNATURES TO RESERVED SHARES AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                       THE COMPANY:

                                            CROWN CRAFTS, INC.


                                       By: /s/ E. Randall Chestnut
                                          --------------------------------------
                                       Name: E. Randall Chestnut
                                            ------------------------------------
                                       Title: President & CEO
                                             -----------------------------------



                                       THE PURCHASERS:

                                       BANK OF AMERICA, N.A.


                                       By: /s/ John F. Register
                                          --------------------------------------
                                       Name: John F. Register
                                            ------------------------------------
                                       Title: Principal
                                             -----------------------------------


                                            THE PRUDENTIAL INSURANCE COMPANY OF
                                            AMERICA


                                       By: /s/ Paul G. Price
                                          --------------------------------------
                                       Name: Paul G. Price
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            SUCCESSOR BY MERGER TO WACHOVIA
                                            BANK, N.A.


                                       By: /s/ David J. Sapp
                                          --------------------------------------
                                       Name: David J. Sapp
                                            ------------------------------------
                                       Title: Director
                                             -----------------------------------

                                                                       EXHIBIT 1

                                RIGHTS AGREEMENT

                                 AMENDMENT NO. 1

         This Amendment No. 1 dated as of April 29, 2003 (the "Amendment") amends the Rights Agreement dated as of August 11, 1995 (the "Rights Agreement"), by and between Crown Crafts, Inc., a Georgia corporation (the "Company"), and SunTrust Bank (successor by merger to Trust Company Bank) (the "Rights Agent").

         WHEREAS, the Board of Directors of the Company has authorized and declared a dividend of one common share purchase right (a "Right") for each Common Share of the Company outstanding at the close of business on August 22, 1995, each Right representing the right to purchase one Common Share, upon the terms and subject to the conditions set forth in the Rights Agreement, as amended hereby, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date;

         WHEREAS, pursuant to Section 27 of the Rights Agreement the Company may, subject to certain limitations, amend the Rights Agreement without the approval of any holders of Rights to make any provisions with respect to the Rights which the Company deems necessary or desirable;

         WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to effect certain amendments to the Rights Agreement to discourage any Person from acquiring Common Shares or additional Common Shares in a transaction that may be expected to result in the loss to the Company of its net operating loss carryforwards and the use of such net operating loss carryforwards to offset the taxable income of the Company in current or future years; and

         WHEREAS, the Company and the Rights Agent wish to amend the Rights Agreement in the manner set forth below;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree that the Rights Agreement is amended as follows:

         1. Amendment.

                  (a) All capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Rights Agreement, and each reference in the Rights Agreement to "this Agreement," "hereof," "herein," "hereunder" or "hereby" and each other similar reference shall be deemed to refer to the Rights Agreement as amended hereby. All references to the Rights Agreement in any other agreement between or among any of the parties hereto relating to the transactions contemplated by the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

                  (b) Section 1(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

         "(a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 5% or more of the Common Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such plan, or (v) any Person whose ownership (together with all Affiliates and Associates of such Person) of 5% or more of the Common Shares of the Company then outstanding will, in the sole discretion of the Company's Board of Directors, not jeopardize or endanger the availability to the Company of its net operating loss carryforwards to be used to offset its taxable income in such year or future years. The Persons described in clauses (i) through (v) above are referred to herein as "Exempt Persons." Notwithstanding the foregoing, (i) no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 5% or more of the Common Shares of the Company then outstanding, provided that if a Person shall become the Beneficial Owner of 5% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person"; (ii) any Person who would otherwise qualify as an Acquiring Person as of the close of business on April 29, 2003 pursuant to the foregoing provisions of this paragraph
         (a) shall not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date unless and until such Person, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of a percentage of Common Shares of the Company then outstanding in excess of the sum of 1% and the percentage of Common Shares of the Company Beneficially Owned by such Person and all Affiliates and Associates of such Person as of the close of business on April 29, 2003, provided that the foregoing exclusion shall cease to apply with respect to any Person at such time as such Person, together with all Affiliates and Associates of such Person, ceases to Beneficially Own 5% or more of the Common Shares of the Company then outstanding; and (iii) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an

         Acquiring Person as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an Acquiring Person for any purposes of this Agreement."

                  (c) Section 1(b) of the Rights Agreement is hereby amended and restated in its entirety as follows:

         "(b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this paragraph (b), shall also include, with respect to any Person, any other Person whose Common Shares would be deemed constructively owned by such first Person pursuant to the provisions of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision or replacement provision; provided, however, that no Exempt Person shall be deemed an Affiliate or an Associate."

                  (d) Section 1(c) of the Rights Agreement is hereby amended by adding the following sentence as the last sentence thereof:

         "Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own" or have "beneficial ownership" of, any securities which such Person would be deemed to constructively own pursuant to Section 382 of the Code, or any successor provision or replacement provision."

                  (e) Section 3(a) of the Rights Agreement is hereby amended by deleting the first sentence thereof and substituting therefor the following:

         "Until the earlier of the Close of Business on (i) the tenth day after the Shares Acquisition Date or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 5% or more of the then outstanding Common Shares (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of
         Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the Rights (and the right to receive

         Right Certificates therefor) will be transferable only in connection with the transfer of Common Shares."

                  (f) Section 6 of the Rights Agreement is hereby amended by replacing "Section 11(a)(ii)" with "Section 7(e)" in the first sentence thereof.

                  (g) Section 11(o) of the Rights Agreement is hereby amended and restated in its entirety as follows:

         "The Company covenants and agrees that after the Distribution Date, it will not, except as permitted by Sections 23, 24 and 27 hereof, take (or permit any Subsidiaries to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights."

                  (h) Section 15 of the Rights Agreement is hereby amended by deleting the last sentence thereof.

                  (i) Section 24(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

         "The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding."

                  (j) Section 24(b) of the Rights Agreement is hereby amended by replacing "Section 11(a)(ii)" with "Section 7(e)" in the last sentence thereof.

                  (k) Section 27 of the Rights Agreement is hereby amended by deleting the last sentence thereof.

                  (l) Section 28 of the Rights Agreement is hereby amended by deleting the first sentence thereof and substituting therefor the following:

         "For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with, as applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code, or any successor provision or replacement provision."

                  (m) Section 31 of the Rights Agreement is hereby amended by replacing "Section 24" as referenced therein with "Section 23".

                  (n) Exhibit B to the Rights Agreement is hereby amended and restated in its entirety as set forth in Exhibit B hereto.

         2. Miscellaneous.

                  (a) Choice of Law. This Amendment shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be governed and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                  (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  (c) Severability. If any term or provision of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms and provisions of this Amendment shall in no way be affected, impaired or invalidated.

                  (d) Existing Terms. The existing terms and conditions of the Agreement shall remain in full force and effect except as such terms and conditions are specifically amended by, or conflict with, the terms of this Amendment.

                            [Signature page follows.]

         IN WITNESS WHEREOF, this Amendment has been duly executed by the respective authorized officers of the parties hereto, in each case as of the day and year first above written.

ATTEST:                                     CROWN CRAFTS, INC.


By:                                         By:
   -------------------------------             ---------------------------------
Name:                                       Name:
     -----------------------------               -------------------------------
Title:                                      Title:
      ----------------------------                ------------------------------



ATTEST:                                     SUNTRUST BANK, SUCCESSOR BY
                                            MERGER TO TRUST COMPANY BANK


By:                                         By:
   -------------------------------             ---------------------------------
Name:                                       Name:
     -----------------------------               -------------------------------
Title:                                      Title:
      ----------------------------                ------------------------------

                                                                       EXHIBIT B

                          SUMMARY OF RIGHTS TO PURCHASE
                                  COMMON SHARES

         On August 8, 1995, the Board of Directors of Crown Crafts, Inc. (the "Company") declared a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, par value $1.00 per share (the "Common Shares"), of the Company. The dividend is payable on August 22, 1995 (the "Record Date") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one Common Share at a price of $86.50 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of August 11, 1995, as amended by Amendment No. 1 to the Rights Agreement ("Amendment No. 1") dated as of April 29, 2003 (as so amended, the "Rights Agreement"), between the Company and SunTrust Bank (successor by merger to Trust Company Bank), as Rights Agent (the "Rights Agent").

         The purpose of the Rights, as amended by Amendment No. 1, is to protect the Company's ability to carry forward its net operating losses ("NOLs") and, thus, protect shareholder value. The Company has experienced substantial operating losses in previous years. Under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, the Company can "carry forward" these losses in certain circumstances to offset current and future earnings and thus reduce its federal income tax liability (subject to certain requirements and restrictions). The Company believes that it will be able to carry forward several million dollars of NOLs and that these NOLs, therefore, constitute a substantial asset of the Company. If the Company experiences an "Ownership Change," as defined in Section 382 of the Internal Revenue Code, its ability to use the NOLs could be substantially limited or lost altogether.

         Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons, with certain exceptions as set forth in the Rights Agreement, have acquired beneficial ownership of 5% or more of the outstanding Common Shares (any such person or group being referred to as an "Acquiring Person") or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 5% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto. Notwithstanding the foregoing, any Person who would otherwise qualify as an Acquiring Person as of the close of business on April 29, 2003, as described in the immediately preceding sentence, will not qualify as an Acquiring Person unless that Person Beneficially Owns in excess of the sum of 1% and that Person's percentage Beneficial Ownership as of the close of business on April 29, 2003, provided that, once any Person qualifying under the immediately preceding clause reduces its Beneficial Ownership to less than 5%, the foregoing exclusion will thereafter not apply.

         The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on August 22, 2005 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

         The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then-current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

         The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

         In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

         At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

         No fractional Common Shares will be issued (other than fractions which are integral multiples of one Common Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

         Until the tenth day following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 5% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of Amendment No. 1 has been filed with the Securities and Exchange Commission as an Exhibit to Amendment No. 1 to the Registration Statement on Form 8-A. A copy of the Rights Agreement and Amendment No. 1 is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and Amendment No. 1, which is hereby incorporated herein by reference.

                                                                       EXHIBIT 2

                 FORM OF SUBORDINATED CONTINGENT PROMISSORY NOTE

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF CERTAIN SENIOR DEBT (AS DEFINED IN THE SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT REFERRED TO BELOW) PURSUANT TO, AND TO THE EXTENT, PROVIDED THEREIN. ANY HOLDER OF THIS INSTRUMENT SHALL BE DEEMED TO BE BOUND BY, AND SUBJECT TO, THE TERMS OF SUCH SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT.

THE INDEBTEDNESS HEREBY EVIDENCED IS SUBORDINATED IN RIGHT OF PAYMENT AND SUBJECT TO THE PROVISIONS OF AN INTERCREDITOR AGREEMENT DATED AS OF JULY 23, 2001, AS AMENDED FROM TIME TO TIME, BY AND AMONG WACHOVIA BANK, NATIONAL ASSOCIATION (SUCCESSOR BY MERGER TO WACHOVIA BANK, N.A.), BANC OF AMERICA STRATEGIC SOLUTIONS, INC. (AS ASSIGNEE OF BANK OF AMERICA, N.A.), AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, AS LENDERS AND PURCHASERS, WACHOVIA BANK, NATIONAL ASSOCIATION, BANK OF AMERICA, N.A., AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, AS HOLDERS HEREOF, AND WACHOVIA BANK, NATIONAL ASSOCIATION, AS COLLATERAL AGENT, AND THE SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING.

                                                                  APRIL 29, 2003

         FOR VALUE RECEIVED, the undersigned, CROWN CRAFTS, INC., a Georgia corporation (the "Company"), hereby promises to pay to the order of __________________ (the "Holder"), at _________________ or at such other place as the Holder may designate to the Company in writing, upon the occurrence of one or more Payment Events (as hereinafter defined), a sum equal to the Shortfall Payment (as hereinafter defined) which shall become due and owing in accordance with the terms of this Note as a result of such Payment Event, such payment(s) to be made in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts.

         This Note shall be due and payable at such time or times (each a "Payment Event"), and only at such time or times, as the Holder shall elect, in accordance with the provisions of Article 5(d) of the Company's Second Amended and Restated Articles of Incorporation (the "Restated Articles"), as such provisions may be amended, to convert shares of the Company's [SERIES B/SERIES C] Common Stock, par value $1.00 per share (the "Warrant Stock"), then held by the Holder into shares of the Company's Series A Common Stock, par value $1.00 per share (the "Series A Stock"), where each of the following conditions is satisfied:

                  (i) such shares of Warrant Stock have been issued by the Company pursuant to the exercise of a [SERIES B/SERIES C] Common Stock Purchase Warrant (the "Warrant") issued by the Company pursuant to that certain Subordinated Note and Warrant Purchase Agreement dated as of July 23, 2001 by and among the Company and Banc of America Strategic Solutions, Inc. (assignee of Bank of America, N.A.), The Prudential Insurance

         Company of America and Wachovia Bank, National Association (successor by merger to Wachovia Bank, N.A.) (collectively, the "Purchasers"), as amended by First Amendment of Subordinated Note and Warrant Purchase Agreement dated as of September 28, 2001 and Second Amendment of Subordinated Note and Warrant Purchase Agreement dated as of February 10, 2003 (the "Note and Warrant Purchase Agreement"), as such Warrant has been amended and restated as of the date hereof; and

                  (ii) either one or both of the following has occurred:

                           (x) as a result of one or more issuances of shares of Series A Stock in accordance with the provisions of Section 1 of that certain Reserved Shares Agreement dated as of April 29, 2003 by and among the Company and the Purchasers (or a predecessor in interest) (the "Reserved Shares Agreement"), the Company has an insufficient number of shares of Series A Stock then authorized but unissued and unreserved to permit the Company to issue to the Holder (and all other holders of Subordinated Contingent Promissory Notes issued in connection with the Reserved Shares Agreement) the aggregate number of shares of Series A Stock to which the Holder shall then be entitled upon such election to convert shares of Warrant Stock; or

                           (y) at any time or from time to time after the original issuance date of the Warrant Stock pursuant to the exercise of the Warrant (assuming no anti-dilution adjustment has been made under the Warrant for the event hereinafter described), either the Company has issued Right Certificates (as defined in the Rights Agreement dated as of August 11, 1995 between the Company and SunTrust Bank (successor by merger to Trust Company Bank), as amended (the "Rights Agreement")), to the record holders of Common Shares (as defined in the Rights Agreement) or the Company has elected to exchange Common Shares for all outstanding and exercisable Rights (as defined in the Rights Agreement) pursuant to the terms of the Rights Agreement (with respect to either of the foregoing subparagraphs (x) and (y), a "Rights Agreement Event").

         For the purposes hereof, in either or both such cases, the term "Shortfall" shall include, as applicable, (a) upon the occurrence of the events in subparagraph (x) above, any share deficit as described in subparagraph (x) calculated with respect to the Holder, as reduced by all prior such share deficits as to which there has previously occurred a Payment Event, and (b) upon the occurrence of one of the events in subparagraph (y) above, such number of shares of Series A Stock that the Holder would have been entitled to if such Holder had converted his shares of Warrant Stock to Series A Stock immediately prior to the issuance of the Rights Certificates or the date on which the Board of Directors effects an exchange and had thereby either (i) been issued the applicable Right Certificates and exercised the Rights evidenced by such Rights Certificates pursuant to the Rights Agreement, or (ii) participated in such Rights exchange pursuant to the Rights Agreement.

         Upon the occurrence of a Payment Event, the Company shall pay as soon as practicable thereafter (and in no event later than twenty (20) days after the surrender of the certificates representing the shares of Warrant Stock sought to be converted in accordance with the provisions of Article 5(d)(v)(B) of the Restated Articles as the same may be amended hereafter) to the order of the Holder an amount equal to the product of the Shortfall to which such Payment

Event relates multiplied by the then current Market Value (as hereinafter defined) per share of Series A Stock (the "Shortfall Payment"). For purposes hereof, the term "Market Value" shall mean, with respect to each share of Series A Stock, the average closing price per share, rounded to four decimal places, of the Series A Stock as reported by the Nasdaq OTC Bulletin Board, or other principal market on which the Series A Stock is traded if it is not at such time listed on the Nasdaq OTC Bulletin Board, including, without limitation, The New York Stock Exchange, the American Stock Exchange, The Nasdaq National Market or The Nasdaq SmallCap Market, for each of the twenty (20) consecutive trading days ending on (and including) the date of the Payment Event with respect to which such determination is being made; provided, however, that if the Holder concludes, in its sole judgment, that the value of a share of Series A Stock is greater than such average closing price per share, then the Holder shall notify the Company of such opinion within twenty (20) days of the Company's notification of the Holder of the Payment Event, and in such event the per share Market Value of the Series A Stock shall be (a) determined by agreement between the Company and the Holder, or (b) if the Company and the Holder fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Holder, either of which firms may be an independent investment banking firm regularly retained by the Company, or (c) if the Company or the Holder shall fail so to retain an independent investment banking firm within ten (10) business days of the retention of such a firm by the Holder or the Company, as the case may be, determined solely by the firm so retained, or (d) if the firms so retained by the Company and by the Holder shall be unable to reach a joint determination within fifteen (15) business days of the retention of the last firm so retained, determined by another independent investment banking firm that is not a regular investment banking firm of the Company chosen by the first two such firms. For purposes of clauses (a) through (d) in the immediately preceding sentence, if, but for the occurrence of a Rights Agreement Event, either (i) the Holder by itself would own securities constituting or securities exercisable for or convertible into a majority of the voting capital stock of the Company, or (ii) the Holder, together with those of the other Purchasers (or their successors or assigns) who, together with the Holder, would hold a majority of the voting capital stock of the Company, if the Holder and such Purchasers were to elect jointly and concurrently to convert all of the shares of Warrant Stock then held by them into shares of Series A Stock by submitting their elections to convert within a single period of ten (10) consecutive days or by each such Purchaser indicating on its conversion election notice that it is acting jointly with the other Purchasers, the Market Value per share of Series A Stock shall include a proportionate share of the premium that such share, when taken together with all the shares of Series A Stock to which the Holder alone or together with the other Purchasers, as the case may be, would likely be entitled if all such shares of Series A Stock were sold in a block in an arm's-length transaction, assuming that the authorized capital of the Company included a sufficient number of shares of Series A Stock to permit the Company to issue the aggregate number of shares of Series A Stock to which the Holder alone or together with the other Purchasers would then be entitled upon its, or their, election to convert all its, or their, shares of Warrant Stock to Series A Stock. The Company shall pay the expenses and fees of any and all investment banking firms retained for purposes of determining the Market Value, whether such firms are selected by the Company, the Holder, or the two initial investment banking firms.

         If any Shortfall Payment shall not be paid when due under this Note, interest shall accrue on such overdue amount to the extent permitted by law at a rate per annum equal to the prime rate of interest then utilized within Wachovia Bank, National Association, from the date due to and including the date of actual payment (after as well as before judgment), such interest to be computed on a 365-day year, simple interest basis. All payments received hereunder shall be applied first to unpaid interest, if any, and then to any Shortfall Payment then outstanding.

         Any indulgence granted by the Holder to the Company from time to time shall in no event be considered or otherwise construed as a waiver of any right granted hereunder to the Holder or in any manner prohibit the Holder from exercising any such right. All remedies conferred on the Holder by law or by this Note or by any other instrument or agreement shall be cumulative and non-exclusive. Such remedies may be exercised concurrently or consecutively at the Holder's option.

         Time is of the essence of this Note, and, in the event this Note is collected by law or through an attorney at law or under advice therefrom, the Company agrees to pay all costs of collection, including reasonable attorneys' fees. It is agreed by the parties hereto that such attorneys' fees are a charge other than interest.

         The Company hereby expressly waives presentment, demand for payment, notice of dishonor, protest, notice of protest, diligence in collection and all other notices or demands of every kind and nature whatsoever with respect to this Note or the enforcement of the provisions hereof, and the Company hereby consents that the time of payments or any part thereof due hereunder may be extended by the Holder and assents to any substitution, exchange or release of collateral permitted by the Holder, all without in any way whatsoever modifying, altering, releasing, discharging, affecting or limiting the liability of the Company hereunder.

         This Note shall inure to the benefit of the Holder and its successors, assigns and legal representatives.

         This Note shall be governed as to validity, interpretation, construction, enforcement, effect and in all respects by the laws of the State of New York.

         This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

         IN WITNESS WHEREOF, the Company has executed this Note as of the 29th day of April, 2003.

                                       CROWN CRAFTS, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT 3



THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THIS WARRANT IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RESERVED SHARES AGREEMENT DATED AS OF APRIL 29, 2003 AMONG CROWN CRAFTS, INC., THE HOLDER OF THIS WARRANT, AND CERTAIN OTHER PARTIES THERETO, WHICH PROVIDES FOR CERTAIN RIGHTS AND OBLIGATIONS OF THE HOLDER HEREOF. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO ANY HOLDER OF THIS WARRANT UPON RECEIPT BY CROWN CRAFTS, INC. OF A WRITTEN REQUEST THEREFOR.


                               CROWN CRAFTS, INC.



                   SERIES [B][C] COMMON STOCK PURCHASE WARRANT




                                                              NEW YORK, NEW YORK
                                                                  JULY 23, 2001*


         CROWN CRAFTS, INC., a Georgia corporation (the "COMPANY"), for value received, hereby certifies that [NAME OF HOLDER] or its registered assigns is entitled to purchase from the Company __________ duly authorized, validly issued, fully paid and nonassessable shares of the Company's series [B][C] non-voting common stock, par value $1.00 per share (the "WARRANT STOCK"), each share convertible, as set forth in the Second Amended and Restated Articles of Incorporation of the Company, into shares of Series A Common Stock, at an initial exercise price per share equal to the product of (a) the lesser of (i) 135% of the Market Price of the Original Common Stock for the twenty (20) consecutive Business Days immediately following the Original Issuance Date and
(ii) $.113 and (b) 1.43036586 (the "INITIAL EXERCISE PRICE"), at any



----------

     * Although dated as of July 23, 2001, this Warrant was actually issued April 29, 2003 in substitution for a warrant issued on July 23, 2001 containing substantially equivalent terms in order to amend certain provisions to reflect the terms of the above referenced Reserved Shares Agreement.

time or from time to time after the twentieth (20th) Business Day following Original Issuance Date and prior to 5:00 p.m., New York City time, on the later of (i) six (6) years from the Original Issuance Date and (ii) ninety (90) days from receipt by the holder of this Warrant of the Expiration Notice (the "EXPIRATION DATE"), all subject to the terms, conditions and adjustments set forth below in this Warrant. Capitalized terms used in this Warrant and not otherwise defined shall have the respective meanings specified in Section 13.

         This Warrant is one of the Common Stock Purchase Warrants (the "WARRANTS," such term to include all Warrants issued in substitution or exchange therefor) issued in connection with and as consideration for (i) the Credit Agreement dated as of July 23, 2001 (the "CREDIT AGREEMENT") among the Company, Churchill Weavers, Inc., Hamco, Inc. and Crown Crafts Infant Products, Inc., as borrowers, the Holders and Wachovia, as agent and (ii) the Subordinated Note and Warrant Purchase Agreement dated as of July 23, 2001 (the "PURCHASE AGREEMENT") among the Company and the Holders.

         1. EXERCISE OF WARRANT.

         1A. MANNER OF EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or after the twentieth (20th) Business Day following the Original Issuance Date to and including the Expiration Date, by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the underwriters shall have agreed to accept delivery thereof), accompanied by payment (except as otherwise provided in Section 1F), by wire transfer of immediately available funds to a bank account designated by the Company or by certified or official bank check payable to the order of the Company), in the amount obtained by multiplying (a) the number of shares of Original Common Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) the applicable Initial Exercise Price.

         1B. ADJUSTMENT TO NUMBER OF SHARES OF COMMON STOCK. The number of duly authorized, validly issued, fully paid and nonassessable shares of Warrant Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Warrant Stock which would otherwise (but for the provisions of Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 1A, by a fraction of which (x) the numerator is the applicable Initial Exercise Price and
(y) the denominator is the Exercise Price in effect on the date of such exercise. The "EXERCISE PRICE" shall initially be equal to the applicable Initial Exercise Price, shall be adjusted and readjusted from time to time as provided in Section 2 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 2.

         1C. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected and the Exercise Price shall be determined immediately prior to the close of business (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise) on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1A, and at such time the person or persons in whose name or names any certificate or certificates for shares of Warrant Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1C shall be deemed to have become the holder or holders of record thereof.

         1D. DELIVERY OF STOCK CERTIFICATES, ETC. Promptly after the exercise of this Warrant, in whole or in part, and in any event within three (3) Business Days thereafter (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise), the Company at its expense shall cause to be issued in the name of and delivered to the holder hereof or, subject to Section 8, as such holder may direct,

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, specifying in the aggregate on the face or faces thereof the number of shares of Original Common Stock equal to the number of such shares specified on the face of this Warrant (as adjusted pursuant to Section 2 herein) minus the number of such shares designated by the holder upon such exercise as provided in Section 1A and any amount of shares which shall have been cancelled in payment or partial payment of the Exercise Price as provided in Section 1F.

         1E. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends (except as provided in Section 2B) on the Warrant Stock or Other Securities issued upon such exercise. If any fractional interest in a share of Warrant Stock would, except for the provisions of the first sentence of this Section 1E, be deliverable upon the exercise of this Warrant, the Company shall, in lieu of delivering the fractional share therefor, pay to the holder exercising this Warrant an amount in cash equal to the product of the Market Price then in effect and such fractional interest.

         1F. CASHLESS EXERCISE. As an alternative to or in combination with the exercise of this Warrant by payment by wire transfer of immediately available funds (or by certified or official bank check), as provided above in Section 1A, the holder of this Warrant may exercise its right to purchase some or all of the shares of Warrant Stock pursuant to this Warrant, on a net basis without the exchange of any funds (a "CASHLESS EXERCISE"), such that the holder hereof receives that number of shares of Warrant Stock subscribed to pursuant to this Warrant less that number of shares of Warrant Stock, valued at Market Price, at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the holder of this Warrant for such shares of Warrant Stock.

         1G. NOTICE OF EXPIRATION. The Company shall give to the holder of this Warrant at least ninety (90) days prior to July 23, 2007 but in any event no more than one hundred twenty (120) days prior to such date, written notice of the expiration of this Warrant (the "EXPIRATION NOTICE").

         2. PROTECTION AGAINST DILUTION OR OTHER IMPAIRMENT OF RIGHTS; ADJUSTMENT OF EXERCISE PRICE.

         2A. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company, at any time or from time to time after the Original Issuance Date, shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2C or 2D) without consideration or for a consideration per share (determined pursuant to Section 2E) less than the Market Price in effect on the date of and immediately prior to such issue or sale, then, and in each such case, subject to Section 2I, the Exercise Price shall be reduced, concurrently with such issue or sale, to a price determined by multiplying the Exercise Price then in effect by a fraction,

                  (a) the numerator of which shall be equal to (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Market Price then in effect, and

                  (b) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after such issue or sale of Additional Shares of Common Stock,

provided that, for the purposes of this Section 2A, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to
Section 2C or 2D, such Additional Shares shall be deemed to be outstanding, and
(y) treasury shares shall not be deemed to be outstanding. Any adjustment to the Exercise Price shall cause simultaneously a proportional increase in the number of shares of Original Common Stock that the holder hereof is entitled to purchase pursuant to this Warrant.

         2B. EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS. In case the Company at any time or from time to time after the Original Issuance Date shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement and any redemption or acquisition of any such stock or Options on the Common Stock) other than a dividend described in Section 2D or payable in Additional Shares of Common Stock or in Options for Common Stock, then the Company shall pay over to the holder of this Warrant, on the date on which such dividend or other distribution is paid to the holders of Common Stock, the securities and other property (including cash) which such holder would have received if such holder had exercised this Warrant in full immediately prior to the record date fixed in connection with such dividend or other distribution or, in the absence of a record date, immediately prior to the date of such payment or distribution.

         2C. TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES. In case the Company, at any time or from time to time after the Original Issuance Date, shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities (or the exercise of such Options for Convertible Securities and subsequent conversion or exchange of the Convertible Securities issued), shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided, that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2E) of such shares would be less than the Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                  (a) if an adjustment of the Exercise Price shall be made upon the fixing of a record date as referred to in the first sentence of this Section 2C, no further adjustment of the Exercise Price shall be made as a result of the subsequent issue or sale of any Options or Convertible Securities for the purpose of which such record date was set;

                  (b) no further adjustment of the Exercise Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                  (c) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Company, or change in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such change becoming effective, be recomputed to reflect such change insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                  (d) upon the expiration of any such Options or of the rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                           (i) in the case of Options for Common Stock or in the
                  case of Convertible Securities, the only Additional Shares of Common Stock issued or sold (or deemed issued or sold) were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (x) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company for any purchase of such Options which were not exercised, or (y) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (B) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (C) the excess, if any, of the consideration paid by the Company for any purchase of such Convertible Securities, the rights of conversion or exchange under which were not exercised, over an amount that would be equal to the Fair Value of the Convertible Securities so purchased if such Convertible Securities were not convertible into or exchangeable for Additional Shares of Common Stock, and

                           (ii) in the case of Options for Convertible
                  Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to

                  (x) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (y) the consideration deemed to have been received by the Company (pursuant to Section 2E) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (z) the consideration paid by the Company for any purchase of such Options which were not exercised; and

                  (e) no recomputation pursuant to subsection (c) or (d) above shall have the effect of increasing the Exercise Price then in effect by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

         2D. TREATMENT OF STOCK DIVIDENDS, STOCK SPLITS, ETC. In case the Company, at any time or from time to time after the Original Issuance Date, shall declare or pay any dividend or other distribution on any class or series of securities of the Company payable in shares of Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, the Exercise Price in effect immediately prior to such split or dividend shall, concurrently with the effectiveness of such split or dividend be proportionately decreased. For purposes of this Section 2D, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend or other distribution, immediately after the close of business on the record date for the determination of holders of any class or series of securities entitled to receive such dividend or other distribution (or if no such record is taken, then immediately prior to such payment or other distribution), or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

         2E. COMPUTATION OF CONSIDERATION. For the purposes of this Warrant:

                  (a) The consideration for the issue or sale of any Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration,

                           (i) insofar as it consists of cash, shall be computed
                  as the amount of cash received by the Company, and insofar as it consists of securities or other property, shall be computed as of the date immediately preceding such issue, sale, grant or assumption as the Fair Value of such consideration (or, if such consideration is received for the issue or sale of Additional Shares of Common Stock and the Market Price of such securities is less than the Fair Value of such consideration, then such consideration shall be valued at the Market Price of such Additional Shares of Common Stock), in each case without deducting any expenses paid or incurred by the Company, any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services or any accrued interest or dividends in connection with such issue or sale, and

                           (ii) in case Additional Shares of Common Stock are
                  issued or sold or Options or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, shall be the proportion of such consideration so received, computed as provided in clause (i) above, allocable to such Additional Shares of Common Stock or Options or Convertible Securities, as the case may be, all as determined in good faith by the Board of Directors or the Company.

                  (b) All Additional Shares of Common Stock, Options or Convertible Securities issued in payment of any dividend or other distribution on any class or series of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) shall be deemed to have been issued without consideration.

                  (c) Additional Shares of Common Stock deemed to have been issued for consideration pursuant to Section 2C, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                           (i) the total amount, if any, received and receivable
                  by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection (a), by

                           (ii) the maximum number of shares of Common Stock (as
                  set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         2F. ADJUSTMENTS FOR COMBINATIONS, ETC. In case at any time or from time to time after the Original Issuance Date, the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         2G. DILUTION IN CASE OF OTHER SECURITIES. In case at any time or from time to time after the Original Issuance Date, any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any capital stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 2J) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute the exercise rights granted by this Warrant on a basis to which the other provisions of this Section 2 do not apply, then, and in each such case, the computations, adjustments and readjustments provided for in this Warrant with respect to the Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the holder of this Warrant against the effect of such dilution.

         2H. DILUTION IN CONNECTION WITH RIGHTS AGREEMENT. In case, at any time or from time to time after the Original Issuance Date, either the Company issues Right Certificates (as defined in the Rights Agreement) to the record holders of Common Shares (as defined in the Rights Agreement) or the Company elects to exchange all outstanding and exercisable Rights (as defined in the Rights Agreement) pursuant to the terms of the Rights Agreement, then, and in each such case, the Exercise Price in effect immediately prior to such issuance of Right Certificates or prior to such exchange shall, concurrently with the effectiveness of such issuance or exchange, be proportionately decreased, such that the Exercise Price will entitle the holder of this Warrant to obtain such number of shares of Warrant Stock (in addition to the shares of Warrant Stock to which such holder would otherwise be entitled) as would enable the holder, upon conversion thereof, to receive that number of shares of Series A Common Stock as such holder would have received had such holder exercised this Warrant as to one share of Warrant Stock and converted such share of Warrant Stock to Series A Common Stock immediately prior to the issuance of Rights Certificates or the date on which the Board of Directors effects an exchange and had such holder thereby either (i) been issued the applicable Right Certificates and exercised the Rights evidenced by such Rights Certificates pursuant to the Rights Plan, or
(ii) participated in such Rights exchange; provided, that in any such case in which Right Certificates are issued, no further adjustment of the Exercise Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock upon the exercise of such Right Certificates.

         2I. MINIMUM ADJUSTMENT OF EXERCISE PRICE. If the amount of any adjustment of the Exercise Price required hereunder would be less than 1% of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall equal in the aggregate at least 1% of such Exercise Price.

         2J. CAPITAL REORGANIZATION. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than within Section 2F or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "CAPITAL REORGANIZATION"), then, effective upon the effective date of such Capital Reorganization, the holder of this Warrant shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which such holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization. Notwithstanding anything contained herein to the contrary, the Company shall not effect any Capital Reorganization unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of Warrants shall assume, by written instrument delivered to each holder of Warrants, the obligation to deliver to such holder such securities or other property as to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to the holder of this Warrant an opinion of counsel for such corporation or entity, satisfactory to the holder of this Warrant, which opinion shall state that all the outstanding Warrants shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity in accordance with the terms hereof and thereof, and address such other matters as such holder may reasonably request. The provisions of this Section shall similarly apply to successive Capital Reorganizations.

         2K. CERTAIN ISSUES EXCEPTED. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of (i) the issuance of the Warrants; (ii) the issuance of shares of Warrant Stock issuable upon exercise of the Warrants; and
(iii) the issuance of shares of Common Stock pursuant to the Crown Crafts, Inc. Stock Plan of the Company dated July 23, 2001.

         2L. NOTICE OF ADJUSTMENT. Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to the holder of this Warrant an Officer's Certificate stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Within ninety (90) days after the end of each fiscal year in which any such adjustment shall have occurred, or within thirty (30) days after any request therefor by the holder of this Warrant stating that such holder contemplates the exercise of such Warrant, the Company will obtain and deliver to the holder of this Warrant the opinion of its regular independent auditors or another firm of independent public accountants of recognized national standing selected by the Company's Board of Directors, which opinion shall confirm the statements in the most recent Officer's Certificate delivered under this Section 2L. It is understood and agreed that the independent public accountants rendering any such opinion shall be entitled expressly to assume in such opinion the accuracy of any determination of fair value made by the Company's Board of Directors pursuant to Section 2E.

         2M. OTHER NOTICES. In case at any time:

                  (a) the Company shall declare to the holders of Common Stock any dividend other than a regular periodic cash dividend or any periodic cash dividend in excess of 115% of the cash dividend for the comparable fiscal period in the immediately preceding fiscal year;

                  (b) the Company shall declare or pay any dividend upon Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of Common Stock;

                  (c) the Company shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

                  (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of the property, business or assets of the Company to, another corporation or other entity;

                  (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company or any partial liquidation of the Company or distribution to holders of Common Stock;

                  (f) there shall be made any tender offer for any shares of capital stock of the Company; or

                  (g) there shall be any other Transaction;

then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least fifteen (15) days prior to any event referred to in subsection (a) or (b) above, at least thirty (30) days prior to any event referred to in subsection (c), (d) or (e) above, and within five (5) days after it has knowledge of any pending tender offer or other Transaction, written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction or the date by which shareholders must tender shares in any tender offer and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or tender offer or Transaction known to the Company, at least thirty
(30) days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, tender offer or Transaction, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required.

         2N. CERTAIN EVENTS. If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall appoint its regular independent auditors or another firm of independent public accountants of recognized national standing which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Warrant. The Company may make such reductions in the Exercise Price as it deems advisable, including any reductions necessary to ensure that any event treated for Federal income tax purposes as a distribution of stock or stock rights not be taxable to recipients.

         2O. PROHIBITION OF CERTAIN ACTIONS. The Company will not, by amendment of its certificate of incorporation or by-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any Liens upon the exercise of all Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock or Other Securities issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock or Other Securities then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such conversion, and (d) will not issue any capital stock of any class or series which has the right to more than one vote per share or any capital stock of any class or series which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage (or floating rate related to market yields) of par value or stated value in respect of participation in dividends and a fixed sum or percentage of par value or stated value in any such distribution of assets.

         2P. NO ADJUSTMENT IN EXERCISE PRICE Any provision herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be made in respect of the issuance of Additional Shares of Common Stock, or the issuance, sale, grant or assumption of any Options or Convertible Securities, unless the consideration per share (determined pursuant to Section 2E) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Market Price in effect on the date of, and immediately prior to, any such issue, sale, grant or assumption.

         3. STOCK TO BE RESERVED. Except as provided in the Reserved Shares Agreement, the Company will at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issue upon the exercise of this Warrant and conversion of the Warrant Stock issued upon exercise hereof as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants and conversion of all Warrant Stock issuable upon exercise of all outstanding Warrants, and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company or any other Person, and free from all taxes, Liens and charges with respect to the issue thereof (not including any income taxes payable by the holders of Warrants being exercised in respect of gains thereon), and the Exercise Price will be credited to the capital and surplus of the Company. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers, Inc. and of any domestic securities exchange upon which the Common Stock may be listed.

         4. REGISTRATION OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of the exercise of Warrants or the conversion of shares of Warrant Stock require registration with or approval of any governmental authority under any Federal or State law (other than the Securities Act, registration under which is governed by the Registration Rights Agreement), before such shares may be issued upon the exercise thereof, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. Shares of Common Stock issuable upon exercise of the Warrants or conversion of the Warrant Stock shall be registered by the Company under the Securities Act or similar statute then in force if required by the Registration Rights Agreement and subject to the conditions stated in such agreement. At any such time as the Common Stock is listed on any national securities exchange or quoted by the Nasdaq National

Market or any successor thereto or any comparable system, the Company will, at its expense, obtain promptly and maintain the approval for the listing on each such exchange or the quoting by the Nasdaq National Market or such successor thereto or comparable system, upon official notice of issuance, of the shares of Common Stock issuable upon exercise of the then outstanding Warrants or conversion of the then outstanding Warrant Stock and maintain the listing or quoting of such shares after their issuance so long as the Common Stock is so listed or quoted; and the Company will also cause to be so listed or quoted, will register under the Exchange Act and will maintain such listing or quoting of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class or series shall be listed on such national securities exchange by the Company.

         5. ISSUE TAX. The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect thereto.

         6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant or of any share of Warrant Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

         7. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the holder hereof to any of the rights of a stockholder of the Company, except as expressly contemplated herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant and receipt by the holder thereof of Warrant Stock issuable upon such exercise, shall give rise to any liability on the part of such holder as a stockholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

         8. RESTRICTIVE LEGENDS. Except as otherwise permitted by this Section 8, each Warrant originally issued and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to this Section 8 shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "This Warrant has not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

Except as otherwise permitted by this Section 8, (a) each certificate for Warrant Stock (or Other Securities) issued upon the exercise of any Warrant, and
(b) each certificate issued upon the direct or indirect transfer of any such Warrant Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

The holder of any Restricted Securities shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legend set forth above in this Section 8 when such securities shall have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities,
(b) sold to the public pursuant to Rule 144 or any comparable rule under the Securities Act, or (c) when, in the opinion of independent counsel for the holder thereof experienced in Securities Act matters, such restrictions are no longer required in order to insure compliance with the Securities Act. The Company will pay the reasonable fees and disbursements of counsel for any holder of Restricted Securities in connection with all opinions rendered pursuant to this Section 8.

         9. AVAILABILITY OF INFORMATION. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information-reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

         10. INFORMATION REQUIRED BY RULE 144A. The Company will, upon the request of the holder of this Warrant, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Warrants, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this Section 10, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         11. REGISTRATION RIGHTS AGREEMENT. The holder of this Warrant and the holders of any securities issued or issuable upon the exercise hereof are each entitled to the benefits of the Registration Rights Agreement.

         12. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

         12A. OWNERSHIP OF WARRANTS. Except as otherwise required by law, the Company may treat the Person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary. Subject to
Section 8, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

         12B. TRANSFER AND EXCHANGE OF WARRANTS. This Warrant is freely transferable with or without the Notes issued under and as defined in the Purchase Agreement.. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with Section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Original Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         12C. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the holder, upon delivery of its unsecured indemnity or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         13. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "ACQUIRING COMPANY" shall have the meaning specified in
         Section 2J.

                  "ACQUIRER'S COMMON STOCK" shall have the meaning specified in
         Section 2J.

                  "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares (including treasury shares) of Common Stock issued or sold (or deemed to be issued pursuant to Section 2C or 2D) by the Company after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company, other than shares of Common Stock issued upon
         (i) the exercise or partial exercise of the Warrants, or (ii) the conversion of the Warrant Stock issued upon exercise of the Warrants into Series A Common Stock.

                  "AFFILIATE" shall have the meaning specified in the Purchase Agreement.

                  "ANNOUNCEMENT DATE" shall have the meaning specified in
         Section 2J.

                  "BOFA" shall mean Bank of America, N.A., together with its successors and assigns.

                  "BUSINESS DAY" shall mean any day on which banks are open for business in Atlanta, Georgia and New York City (other than a Saturday, Sunday or legal holiday in the States of New York, New Jersey or Georgia ), provided, that any reference to "days" (unless Business Days are specified) shall mean calendar days.

                  "CASHLESS EXERCISE" shall have the meaning specified in
         Section 1F.

                  "COMMISSION" shall mean the Securities and Exchange Commission or any successor federal agency having similar powers.

                  "COMMON STOCK" shall mean the Warrant Stock, any Series A Common Stock or any other capital stock into which such stock shall have been converted or changed or any stock resulting from any reclassification of such stock and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  "COMPANY" shall mean Crown Crafts, Inc., a Georgia corporation.

                  "CONSUMMATION DATE" shall have the meaning specified in
         Section 2J.

                  "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares of capital stock (other than Common Stock) or other securities which are or may be at any time directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                  "CREDIT AGREEMENT" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

                  "EXERCISE PRICE" shall have the meaning specified in Section
         1B.

                  "EXPIRATION DATE" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "EXPIRATION NOTICE" shall have the meaning specified in
         Section 1G.

                  "FAIR VALUE" shall mean with respect to any securities or other property, the fair value thereof as of a date which is within fifteen (15) days of the date as of which the determination is to be made (a) determined by agreement between the Company and the Required Holders, or (b) if the Company and the Required Holders fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Required Holders, either of which firms may be an independent investment banking firm regularly retained by the Company, or (c) if the Company or the Required Holders shall fail so to retain an independent investment banking firm within ten (10) Business Days of the retention of such a firm by the Required Holders or the Company, as the case may be, determined solely by the firm so retained, or (d) if the firms so retained by the Company and by such holders shall be unable to reach a joint determination within fifteen
         (15) Business Days of the retention of the last firm so retained, determined by another independent investment banking firm which is not a regular investment banking firm of the Company chosen by the first two such firms.

                  "INITIAL EXERCISE PRICE" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "LIENS" shall mean any mortgage, pledge, security interest, encumbrance, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

                  "MARKET PRICE" shall mean on any date specified herein, (a) with respect to Common Stock or to common stock (or equivalent equity interests) of an Acquiring Person or its Parent, the amount per share equal to (i) the average sale price of the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) for the immediately preceding twenty (20) Business Days (or such other period as may be specified in this Warrant) or, if no such sale takes place on any such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange, the average sale price of the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) for the immediately preceding twenty (20) Business Days (or such other period as may be specified in this Warrant), or, if no such sale takes place on any such date, the average of the reported closing bid and asked prices thereof on such date, in each case as quoted in the Nasdaq National Market or, if no shares of Common Stock or no shares of such common stock (or equivalent equity interest), as the case may be, are then quoted in the Nasdaq National Market, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange or quoted or published in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within sixty (60) days preceding the date as of which the determination is to be made or (y) the Fair Value thereof; and (b) with respect to any other securities, the Fair Value thereof; provided, that all determinations of the Market Price shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

                   "OFFICER'S CERTIFICATE" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

                  "OPTIONS" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                  "ORGANIC DOCUMENT" means, relative to any Person, its articles or certificate of incorporation or organization or certificate of limited partnership, its by-laws, partnership or operating agreement or other organizational documents, and all stockholders agreements, voting trusts and similar arrangements applicable to any of its stock or partnership interests or other ownership interests, in each case, as amended.

                  "ORIGINAL ISSUANCE DATE" shall mean July 23, 2001, the original date of issuance of this Warrant.

                  "OTHER SECURITIES" shall mean any stock (other than Common Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2J or otherwise.

                  "PARENT" shall have the meaning specified in Section 2J.

                  "PERSON" shall mean and include an individual, a partnership, an association, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

                  "PRUDENTIAL" shall mean The Prudential Insurance Company of America, together with its successors and assigns.

                  "PURCHASE AGREEMENT" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated of even date herewith by and among the Company, Wachovia, BofA and Prudential, as amended, modified or supplemented from time to time in accordance with its terms.

                  "REQUIRED HOLDERS" shall mean the holders of at least 66 2/3% of all the Warrants at the time outstanding, determined on the basis of the number of shares of Common Stock then purchasable upon the exercise of all Warrants then outstanding.

                  "RESERVED SHARES AGREEMENT" shall mean the Reserved Shares Agreement dated as of April 29, 2003 by and among the Company and the holders of the Warrants, among others.

                  "RESTRICTED SECURITIES" shall mean (a) any Warrants bearing the applicable legend set forth in Section 8 and (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

                  "RIGHTS AGREEMENT" shall mean the Rights Agreement dated as of August 11, 1995 between the Company and SunTrust Bank (successor by merger to Trust Company Bank), as amended, a true and correct copy of which has been provided to the initial holder.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SERIES A COMMON STOCK" shall mean the voting series A common stock, par value $1.00 per share, of the Company

                  "TRANSACTION" shall have the meaning specified in Section 2J.

                  "WACHOVIA" shall mean Wachovia Bank, N.A. and its successors and assigns.

                  "WARRANT" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "WARRANTS" shall have the meaning specified in the opening paragraphs of this Warrant.

                  "WARRANT STOCK" shall have the meaning specified in the opening paragraphs of this Warrant.

         14. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15. WARRANTIES, ETC. The Company represents and warrants, each and all of which representations and warranties are made as of the Original Issuance Date and shall survive the execution and delivery of this Warrant:

                  (a) CAPITALIZATION AND OWNERSHIP OF THE COMPANY; OTHER EQUITY RIGHTS. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which (i) 34,377,748 shares have been designated Series A and 8,594,437 of which are outstanding on the Original Issuance Date; (ii) 10,246,329 shares have been designated Series B, none of which are issued and outstanding on the Original Issuance Date; and (iii) 5,375,923 shares have been designated Series C, none of which are outstanding on the Original Issuance Date. The record and, to the best knowledge of the Company, beneficial ownership of the outstanding capital stock of the Company as of the Original Issuance Date is set forth in Schedule 15(b). All such outstanding shares are duly authorized, validly issued, fully paid and nonassessable, and are not, and will not have been, issued in violation of any preemptive rights. Except pursuant to the Warrants and the Rights Agreement, no issued, no authorized but unissued and no treasury shares of capital stock of the Company are subject to any preemptive right, option, warrant, right of conversion or purchase or any similar right issued or granted by the Company or, to the best knowledge of the Company, by any of its shareholders. Except as provided in the Reserved Shares Agreement, there are no agreements or understandings with respect to the voting, sale or transfer of any shares of capital stock of the Company to which the Company or, to the best knowledge of the Company, any of its shareholders is a party.

                  (b) AUTHORIZATION AND ISSUANCE OF WARRANTS. The issuance of the Warrants has been duly authorized and, upon delivery of the Warrant certificates in accordance with the terms hereof, the Warrants will have been validly issued and fully paid and nonassessable, free and clear of all Liens and the issuance thereof will not give rise to any preemptive rights. The issuance of the shares of Common Stock subject to the Warrants (including shares of Series A Common Stock issuable upon conversion of Warrant Stock) has been duly authorized and, when issued upon exercise of the Warrants or conversion of the Warrant Stock in accordance with the terms hereof, such shares will have been validly issued and fully paid and nonassessable, free and clear of all Liens. Subject to the Reserved Shares Agreement, 22,345,536 shares of Common Stock have been duly reserved for issuance upon the exercise of the Warrants and conversion of the Warrant Stock. Except as set forth in the Registration Rights Agreement, no Person has the right to demand or any other right to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in the any such registration.

                  (c) SECURITIES LAWS. The offer, issuance, sale and delivery of the Warrants as provided in the Purchase Agreement, and the issuance and delivery of Common Stock upon the exercise of the Warrants or conversion of the Warrant Stock by the holder, are and will be exempt from the registration requirements of the Securities Act and all applicable state securities laws, as such laws are currently in effect.

                  (d) NO INTEGRATION OF ISSUE. Neither the Company nor any Person authorized or employed by the Company as agent, broker or otherwise in connection with the offering of the Warrants has offered the Warrants for sale to, or solicited any offers to buy the Warrants from, or otherwise approached or negotiated or communicated in respect thereof with, anyone other than Prudential, Wachovia and BofA. Neither the Company nor any Person acting on behalf of the Company will sell or offer any class or series of securities to, or solicit any offers to buy any class of securities from, or otherwise approach, negotiate or communicate in respect thereof with, any Person so as to require the registration of the Warrants under the Securities Act or any applicable state securities laws.

         16. COVENANTS. The Company covenants and agrees that for so long as any Warrant Stock is outstanding:

                  (a) INCONSISTENT AGREEMENTS. The Company will not, and will not permit any Subsidiary to, enter into any agreement containing any provision which would be violated or breached by the issuance of the Warrants or shares in connection therewith or by the performance by the Company or any Subsidiary of its obligations under this Warrant.

                  (b) ORGANIC DOCUMENTS. The Company shall not permit to occur any amendment, alteration or modification to its Organic Documents, as constituted on the Original Issuance Date, the effect of which would be to alter, impair or adversely affect either the rights and benefits of the holders or the duties and obligations of the Company under this Warrant.

                  (c) ISSUANCE OF ADDITIONAL RIGHTS, OPTIONS AND WARRANTS. The Company shall not issue any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or convertible securities, whether or not the right to exercise such rights, options or warrants or to convert or exchange such convertible securities is immediately exercisable or is conditioned upon the passage of time, an occurrence or non-occurrence of some other event, or both.

                  (d) ANTITAKEOVER STATUTES. The Company shall take all action necessary to avoid the application of any "fair price," "moratorium," "control share acquisition," "business combination," "shareholder protection" or similar antitakeover statute to the transactions contemplated by this Warrant.

         17. NOTICES. All notices and other communications under this Warrant shall be in writing and shall be sent (a) by registered or certified mail, return receipt requested, or (b) by a recognized overnight delivery service, addressed (i) if to any holder of any Warrant or any holder of any Common stock (or Other Securities), at the registered address of such holder as set forth in the applicable register kept at the principal office of the Company, or (ii) if to the Company, to the attention of the Company's Chief Financial Officer at its principal office, provided that the exercise of any Warrant shall be effected in the manner provided in Section 1.

         18. MISCELLANEOUS.

         (a) This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         (b) The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any Warrant Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not.

         (c) This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         (d) The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.


                                       CROWN CRAFTS, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                              FORM OF SUBSCRIPTION
                 (To be executed only upon exercise of Warrant)


To CROWN CRAFTS, INC.

         The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, _____ shares of Original Common Stock of CROWN CRAFTS, INC., [AND HEREWITH MAKES PAYMENT OF $_______________ THEREFOR](1) [IN A CASHLESS EXERCISE PURSUANT TO SECTION 1F OF THE WITHIN WARRANT](2), and requests that the certificates for such shares be issued in the name of, and delivered to _________________________ whose address is _________________________.



Dated:
      -----------------------



                                       -----------------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of this Warrant)



                                       -----------------------------------------
                                                   (Street Address)

                                       -----------------------------------------
                                       (City)           (State)       (Zip Code)



----------

     (1) Use in connection with an exercise involving a delivery of funds to the Company.

     (2)  Use in connection with a Cashless Exercise.

                               FORM OF ASSIGNMENT
                 (To be executed only upon transfer of Warrant)


         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _________________________ the right represented by such Warrant to purchase _________________________ shares of Common Stock of CROWN CRAFTS, INC., to which such Warrant relates, and appoints _________________________ Attorney to make such transfer on the books of CROWN CRAFTS, INC., maintained for such purpose, with full power of substitution in the premises.


Dated:
      -----------------------



                                       -----------------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of this Warrant)



                                       -----------------------------------------
                                                   (Street Address)



                                       -----------------------------------------
                                       (City)           (State)       (Zip Code)


Signed in the presence of: